Investor Presentation

Forward-Looking Statements and Solicitation Materials ITEX Corporation urges caution in considering its current trends and any outlook on earnings disclosed in this communication. In addition, certain matters discussed may constitute forward-looking statements. These forward-looking statements involve risks and uncertainties concerning our expected performance and comments within the safe harbor provisions established under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from the results predicted and reported results should not be considered as an indication of our future performance. We believe that these potential risks and uncertainties include, without limitation: our revenue growth and success being tied to the operations of our broker network; our future revenue growth remaining uncertain; adverse effects of a proxy fight and related litigation; our business being subject to online security risks; our brokers defaulting on their loans; unplanned system interruptions or system failures; claims and lawsuits against us that may result in adverse outcomes; and the effect of changes in the overall economy and in technology. Statements in this communication should be evaluated in light of these factors. These risk factors and other important factors that could affect our business and financial results are discussed in our periodic reports and filings with the Securities and Exchange Commission, including our Forms 10-K and Forms 10-Q, which are available at www.sec.gov. ITEX undertakes no duty to update or revise any forward-looking statements.

About ITEX 3 Symbol ITEX.OB Recent Price $3.50 52 Week Range $2.96 - $4.55 Shares Outstanding 2.95 M* Market Capitalization $10.3 M Insider Ownership 23% Fiscal Year End July 31 Revenue - 2012 $15.8 M Revenue - 2011 $16.4 M Cash Flow From Operations - 2012 $1.9 M Cash Flow From Operations - 2011 $1.7 M *Shares outstanding (including unvested restricted shares)

Cashless Exchange Industry o$680 M transaction value via local exchanges o$ 56 M in cash revenues o300 exchange locations oFragmented industry o90,000 member companies oITEX has 27% market share oIRS codified tax treatment in 1982 and requires 1099-B reporting Source - Estimates based on ITEX's information and belief 4

ITEX Overview 5 oLargest membership B2B Trading Community in the United States and Canada* o23,500 members oCustomer service provided by franchised Broker Network oEnable members to attract new customers and generate incremental sales oMembers buy and sell within the Trading Community utilizing proprietary digital currency, ITEX Dollars o93% of members pay fees to ITEX electronically *Based on revenues and number of members

Craigslist Barter Section

- **Saturday, October 14**
- 12 chocolate on chocolate cupcakes in antioch - (pittsburg / antioch)
- Need keys for your Car..House..office ect -
- A-1 Cabinet Maker/Remodel/Repair/New/Vanity Master - $1 - (santa rosa)
- Kettle One Citroen - (mission district) pic
- machanic for ford wagon - (san mateo)
- Last Minute DJ Services to barter for the NEW YEARS - $150 - (oakland downtown)
- Still Trying to Swap My Marriott Points for a CAlistoga Spa Getaway - $1000 - (walnut creek) pic
- I WILL DO ANY JOB YOU HAVE 4 GIFTCARD TOYS OR $ - (san jose north)
- NEED A LAST MINUTE CHRISTMAS GIFT? I HAVE SEVERAL GIFT BASKETS LEFT - (santa rosa) pic
- candy paint new guts no motor trans best offer - $1250 - (san jose east) pic
- hydrophonic supplys - $225 - (san jose east)
- WII wanted - (san jose south)
- TRD 89 F350 4W/D FLATBED/RBLT/FOR GARAGE BUILT - $3500 - (san bruno) pic
- Please Help! My 3mo Old Son's First Christmas & No Presents - (san jose south)
- Massage or Hotel Stay $150 gift certificate - $120 - (pacific heights) pic
- Rat Terrier ======== PUPPIES ========= - (morgan hill) pic
- Trade my 97 Kawasaki 900ZXI jet ski w/trailer for a vehicle, bike or? - $2800 - (Chico, Ca.) pic
- gamecube for sale or trade, Christmas special!! - (san jose south) pic
- Mover with 17' Box Truck Looking to trade for.... - (vallejo / benicia)

Craigslist Barter Listing oCanon 40D, like new + 2GB compact flash (Renton) oReply to: ###@craigslist.org Date: 2012-010-14, 1:02PM PST I'd like to trade my year and a half old Canon 40D body. Like new condition. Always kept in a Crumpler bag, no scratches, etc. Includes box, manuals, battery, charger, CDs, cables, everything that came with it originally and the original receipt. I will trade for two each of Visi0Pr0 and 0fficePr0. Email me if you're interested. You are of course welcome to test it out before trading. Your lenses or mine! I'll also include a Sandisk 2GB compact flash card if you want it. Location: Seattle

ITEX Marketplace Listing 8

Marketplace Detail 9

ITEX Member Benefits 10 oObtain new customers oUtilize unique sales channel oCash conservation by purchasing with ITEX dollars oMonetize unproductive assets, excess capacity and inventory oBroker Network for transaction support oCustomer loyalty and retention

ITEX Community in Action 11

Member Example - Seattle Dentist Accepted ITEX $ from: oCPA oContractor oAdvertiser oMoving Company Total Sales: $47,367 Total Purchases: $41,559 Total Cash Fees: $ 6,289 Paid ITEX $ for: oPrinting oAuto detail oFlowers oAccommodations Avg. Transactions: 22 Avg. Volume: $9,814 Avg. Client: 6 years 12

ITEX Competitive Advantages o Membership critical mass o Multi-office Broker network o Customer service capability o Products / services depth and diversity o Brand recognition and transaction liquidity o Web-based trading platform o Established infrastructure 13

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Member Products & Services

- Accommodation & Travel
- Advertising & Media*
- Business Products/Services*
- Contractors
- Entertainment*
- Printing
- Magazines & Newspapers
- Health and Fitness*
- Collectibles
- Auto Repair Services
- Retail – gifts, florists
- Architects & Design
- Consultants
- Restaurants
- Professional Services
- Business Equipment
- Real Estate & Related Services*
- Accountants
- Lawyers
- Conference/Meeting Centers

*Top five categories by $ volume transacted

ITEX

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ITEX Strategic Objectives 17 oEstablish the ITEX trading platform as the standard for B2B cashless transactions oMarket penetration into the 26 million small businesses in the United States* oBrand recognition of ITEX dollars oEnhance, create and administer Marketplace Rules for the Trading Community *Source: US Census Bureau - 2008 26,013,149 businesses with 9 or fewer employees

oOrganic Growth oIncrease transaction volume via registration growth oIncrease number of locally-owned offices oSupplement primary franchise system with online marketplace oAcquisitions oEight trade exchange membership lists since 2005, with plans for more 18 ITEX Growth Opportunities

Testimonials 19 "ITEX has helped me connect with the exact customers we want -from Florida to California - that we wouldn't have had any other way. ITEX has also helped us pay for real business expenses with ITEX dollars instead of cash." - Nick Owner of a commercial printing business "Not only have we received a lot of new business from ITEX, but everyone who sees the balloons we rent out is a potential customer and we've acquired a lot of business that way too. I like the people I deal with that come to me through ITEX, they're business people and very easy to sell to." - Bob Franklin Owner of All American Advertising "With ITEX I can pay for things that ordinarily wouldn't be practical during slow times. Working with ITEX Members is nice, they are business owners like me and since they want to spend their ITEX dollars, it's a much easier sell." - Patricia Doyle Owner of M.G. Floral

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21 Fiscal Years 2003-2012

Revenue Breakdown and Costs 22 oTransaction fees: 67% o5% to 7.5% of ITEX dollar transaction amount (assessed to buyer and seller) oITEX retains 25%, balance to Broker oSubscription fee: 30% o$20 per member every four week billing cycle oITEX retains 65%, balance to Broker oOther fees: 3%

23 Fiscal Years 2003-2012

24 Balance Sheet 7/31/2012 Assets: Cash & ST Investments $ 1,942,000 Accounts receivable, net 716,000 Tax asset 4,896,000 Goodwill 3,191,000 Notes receivable (franchisees) 1,619,000 Other assets & equip. 747,000 Total Assets $13,111,000 Liabilities & Shareholder Equity: Accounts Payable $ 85,000 Broker commissions 1,496,000 Other liabilities 590,000 Stockholders equity 10,940,000 Total Liabilities and S/H Equity $13,111,000

25 Fiscal Years 2003-2012

26 Fiscal Years 2003-2012

27 Stock Price Compared to S&P 500 Green line : ITEX Gray line: S&P 500 D: Dividend payments

28 Management Team Steven White Chairman & CEO Ubarter.com, 29 Network Commerce John Wade CFO (as of 1/1/2013) Freeshop, Aptimus 10 Robert Benson VP Operations Ubarter.com, 22 Network Commerce Brian Argetsinger VP Marketplace ITEX Franchisee 21 Troy Hellman Technology ITEX 12 Alan Zimmelman Communications BXI Franchisee, 23 Ubarter.com Outside Counsel Stoel Rives LLP Legal Clark Nuber P.S. Tax Accounting

Years in Name Title Prior Experience Industry 29 Board of Directors Steven White Chairman Ubarter.com, Network Commerce John Wade Secretary, Treasurer Freeshop, Aptimus, Mercent Eric Best Compensation Chair MindCorp, Mercent Nominating Chair Timothy Morones Audit Chair DataSphere, Getty Images, InfoSpace Outside Counsel EKS&H Independent Auditors Tollefsen Business Law Legal Name Title Prior Experience

30 Reasons to Invest oIndustry leader with attractive growth potential oStrong cash flow oScalable business model oProprietary technology oUnique distribution channel and community oIntrinsic value of membership network